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                                                                    EXHIBIT 23.2

                    CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.

/s/ KPMG LLP
Los Angeles, California
December 22, 2000